                                                                    EXHIBIT 24.1

                               POWERS OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 for the resale of shares issued to the former shareholders of First Savings Bank Merchant Division, Inc. and any or all amendments to any of the above Registration Statements, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

                         Signature                                   Title                        Date
       ----------------------------------------------  -----------------------------------  ------------------
       /s/ Jerry A. Grundhofer                         President, Chief Executive Officer   April 16, 2002
       -----------------------------------             and Director
       Jerry A. Grundhofer                             (principal executive officer)

       /s/ David M. Moffett                            Vice Chairman and Chief              April 16, 2002
       -----------------------------------             Financial Officer
       David M. Moffett                                (principal financial officer)


                                                       Executive Vice President
       -----------------------------------             and Controller
       Terrance R. Dolan                               (principal accounting officer)


       /s/ Linda L. Ahlers                             Director                             April 16, 2002
       ------------------------------------
       Linda L. Ahlers

       /s/ Victoria Buyniski Gluckman                  Director                             April 16, 2002
       ------------------------------------
       Victoria Buyniski Gluckman

       /s/ Arthur D. Collins, Jr.                      Director                             April 16, 2002
       ------------------------------------
       Arthur D. Collins, Jr.

       ------------------------------------            Director
       Peter H. Coors

       /s/ John C. Dannemiller                         Director                             April 16, 2002
       ------------------------------------
       John C. Dannemiller

       /s/ Joshua Green III                            Director                             April 16, 2002
       ------------------------------------
       Joshua Green III

       /s/ John F. Grundhofer                          Chairman and Director                April 16, 2002
       ------------------------------------
       John F. Grundhofer

       /s/ J.P. Hayden Jr.                             Director                             April 16, 2002
       ------------------------------------
       J.P. Hayden, Jr.

       /s/ Roger L. Howe                               Director                             April 16, 2002
       ------------------------------------
       Roger L. Howe


       ------------------------------------            Director
       Thomas H. Jacobsen


       ------------------------------------            Director
       Delbert W. Johnson

       /s/ Joel W. Johnson                             Director                             April 16, 2002
       ------------------------------------
       Joel W. Johnson

       /s/ Jerry W. Levin                              Director                             April 16, 2002
       ------------------------------------
       Jerry W. Levin

       /s/ Sheldon B. Lubar                            Director                             April 16, 2002
       ------------------------------------
       Sheldon B. Lubar

       /s/ Frank Lyon, Jr.                             Director                             April 16, 2002
       ------------------------------------
       Frank Lyon, Jr.

       /s/ Daniel F. McKeithan, Jr.                    Director                             April 16, 2002
       ------------------------------------
       Daniel F. McKeithan, Jr.

       /s/ David B. O'Maley                            Director                             April 16, 2002
       ------------------------------------
       David B. O'Maley

       /s/ O'dell Owens, M.D., M.P.H.                  Director                             April 16, 2002
       ------------------------------------
       O'dell M. Owens, M.D., M.P.H.

       /s/ Thomas E. Petry                             Director                             April 16, 2002
       ------------------------------------
       Thomas E. Petry

       /s/ Richard G. Reiten                           Director                             April 16, 2002
       ------------------------------------
       Richard G. Reiten

       /s/ S. Walter Richey                            Director                             April 16, 2002
       ------------------------------------
       S. Walter Richey

       /s/ Warren R. Staley                            Director                             April 16, 2002
       ------------------------------------
       Warren R. Staley

       /s/ Patrick T. Stokes                           Director                             April 16, 2002
       ------------------------------------
       Patrick T. Stokes

       /s/ John J. Stollenwerk                         Director                             April 16, 2002
       ------------------------------------
       John J. Stollenwerk
